Exhibit 10.1

June 22,2001

Blue Heron Venture Fund, Ltd. Nassau, New Providence, The Bahamas

Dear Sir(s):

The undersigned, being the Chairman of CyPost Corporation (me "Company" or "CyPost"), hereby acknowledge the following resolutions passed at the June 22nd., 2001 board meeting

Be it resolved, that the Company has received written notification (letter attached) on June 18,2001 from Blue Heron Venture Fund, Ltd. to assign the current loan in the amount of TWO MILLION EIGHTY FIVE THOUSAND US DOLLARS ($2,085,000) plus the accrued interest of EIGHT PERCENT (8%) as calculated as of the date of June 18,2001 (calculation attached). As per; the above stated notification, Blue Heron Venture Fund, Ltd. requests the transfer of the loan amount plus the accrued interest owed by the Company to its shareholders. In doing this the Company shall issue new promissory notes to the shareholders of Blue Heron Venture Fund, Ltd. and cancellation of the existing Promissory Notes (list attached of outstanding notes)


                                           Loan Amount     Accrued Interest
Bayshore Trading, LTD./, LTD U.S.         $  247,427.70      $ 73,9.58.30
Berkshire Capital Management Co., lnc     $  107,015.20         32,165.98
Joseph A. Fiore                           $  107,015.20         32,165.99
Amanda E. Johnson                         $  107,015.20         32,165.99
James A. Mylock Jr.                       $  107,015.20         32,165.99
John M. Peragine                          $  107,015.20         32,165.99
Monet Management Group. LTD.
To be assigned to Kelly Shane Montalban   $1,302,496.30

                                          $2,085,000.00      $ 234,788.24
                                          -------------------------------

Be it resolved, that the company has received written notification (1etter attached) on June 18,2001 from Blue Heron Venture Food, Ltd. to distribute the 4,285,000 shares (registered and non-registered) of CyPost to its shareholders below.

Bayshore Trading, LTD. , L TD. U.S                       457,259 shares
Mr. U.K. Menon                                           914,526 shares
Berkshire Capital Management Co., Inc.                   582,643 shares
-Joseph A. Fiore                                         582,642 shares
Amanda. E. Johnson                                       582,642 shares
James A. Mylock Jr.                                      582,642 shares
John M. Peragine                                         582,642 shares

A facsimile transmission here of signed by the undersigned will be sufficient to establish the signature of the undersigned and to constitute the concurrence and consent in writing of the undersigned to the foregoing.

In witness where of  the  undersigned has signed this instrument

/s/ Robert Sendoh
-----------------
Robert Sendoh
Chairman of the Board
CyPost Corporation


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